Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of L-3 Communications Holdings, Inc. (“L-3 Holdings”) and L-3 Communications Corporation (“L-3 Communications”; together with L-3 Holdings referred to as “L-3”) on Form 10-Q for the quarter ended June 26, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Michael T. Strianese, Chairman, President and Chief Executive Officer and Ralph G. D’Ambrosio, Senior Vice President and Chief Financial Officer, in each case, of L-3 Holdings and L-3 Communications, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of L-3.

Date: August 4, 2015

/s/ Michael T. Strianese	/s/ Ralph G. D’Ambrosio
Michael T. Strianese	Ralph G. D’Ambrosio
Chairman, President and Chief Executive Officer	Senior Vice President and Chief Financial Officer